UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 28, 2005
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
EX-99.1: AMENDMENT NO. 2 TO THE EMPLOYMENT AGREEMENT

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.
     On November 28, 2005, the Board of Directors (the “Board”) of Westwood One, Inc. (the “Company”) approved the amendment of the Company’s employment agreement (the “Amendment”) with the Company’s Chairman of the Board, Norman J. Pattiz (“Pattiz”), made as of April 29, 1998 and amended as of October 27, 2003 (as amended, the “Agreement”). The Amendment was entered into by the Company and Pattiz on November 28, 2005 and states that in lieu of the Company granting Pattiz a non-qualified option to purchase 50,000 shares of common stock on December 1st of each year as previously contemplated by the Agreement, beginning on December 1, 2005, the Company will grant to Pattiz: (i) a non-qualified option to purchase 25,000 shares of common stock of the Company, and (ii) 8,333 restricted stock units. Each grant shall be issued pursuant to the terms of the Company’s 2005 Equity Compensation Plan, which was adopted by the Company’s stockholders on May 25, 2005.
     Except as expressly provided in the Amendment, Pattiz’s existing Agreement was not modified and will continue in full force and effect.
     The foregoing description is qualified in its entirety by reference to the Amendment which is attached hereto as Exhibit 99.1, the terms of which are incorporated by reference herein in their entirety. A copy of the Agreement was previously filed with the Securities and Exchange Commission (“SEC”) as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1998 and a copy of the Amendment thereto was previously filed with the SEC as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. In addition, the terms of the stock options granted to Pattiz on December 1, 2003 and December 1, 2004 pursuant to the terms of the Agreement were amended by a letter from the Company to Pattiz, dated May 25, 2005, a copy of which letter was previously filed with the SEC as Exhibit 10.4 to the Company’s Current Report on Form 8-K dated as of May 25, 2005.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit
99.1	Amendment No. 2, dated November 28, 2005, to the Employment Agreement, entered into by and between Westwood One, Inc. and Norman J. Pattiz, made as of April 29, 1998, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: November 29, 2005	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated November 28, 2005
Westwood One, Inc.

Exhibit
No.	Description of Exhibit
99.1	Amendment No. 2, dated November 28, 2005, to the Employment Agreement, entered into by and between Westwood One, Inc. and Norman J. Pattiz, made as of April 29, 1998, as amended.